eMerchant Advance LLC

Contract ID #11466

Agreement for the Purchase and Sale of Future Receipts

Seller's Legal Name: SHARING SERVICES INC. D/B/A: ELEPRENEURS - ELEVACITY

Form of Business Entity Corporation

Street Address: 1700 Coit Rd, City: Plano, State: TX; Zip: 75075

Mailing Address: 11109 NEW ORLEANS DR, City: FRISCO, State: TX; Zip: 75035

Primary Contact Name: Frank Walters & John Thatch Title: ________

Time in Business: 1.4 Years **Federal Tax ID Number:** 30-0869786

Purchase Price: $500,000.00 **Purchased Amount**$ 635,000.00 **Average Monthly Sales:** $______

Specified Percentage: 4.00 %

Origination Fee: $15,000.00 [x] deducted from the Purchase Price
deliveries of Future Receipts

Initial Daily Amount: $4,320.00

E□ective, 11/27/2018 , Seller, identified above, hereby sells, assigns and transfers to eMerchant Advance LLC located at 1393 Veterans Memorial Highway, Suite 202 S, Hauppauge, New York 11788 ("Buyer"), without recourse, the Purchased Amount and will deliver the Specified Percentage of the proceeds of each future sale made by Seller (collectively "Future Receipts") in accordance with this Agreement. "Future Receipts" includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a "Payment Card") or other form of monetary payment in the ordinary course of Seller's business. As payment for the Purchased Amount, Buyer will deliver to Seller the Purchase Price, shown above, minus any Origination Fee shown above, if the Origination Fee is deducted from the Purchased Amount. Seller acknowledges that it has no right to repurchase the Purchased Amount from Buyer.

The obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of the Seller and has accepted this Agreement by delivering the Purchase Price, minus any Origination Fee, if the Origination Fee is deducted from the Purchased Amount. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to the business bank account designated in the Authorization Agreement for Automated Clearing House Transactions signed on the date of this Agreement and as it may be amended or replaced from time to time (the "Account") and the ability to withdraw the Initial Daily Amount. If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Seller all funds that were obtained by Buyer during the processing trial.

The Personal Guaranty of Performance by Guarantor(s) is attached hereto as Exhibit "A".

Agreement of Seller: By signing below Seller agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes.

Seller: SHARING SERVICES INC.

Agreed to by: Frank Walters & John Thatch (Signature), its CFO (Title)

Agreement of Each Officer: Each Officer of the Company signing below agrees to the terms of the Credit Report Authorization below.

DocuSigned by: Frank Walters (Signature); ________ (Signature)

DocuSigned by: [signature] D3267E0CA88B453 (Signature); ________ (Signature)

DS FW Initial Here DS [initials] Initial Here

more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

For Individual Officer Guarantor-
Officer Guarantor: John Thatch **(Print Name) Signature:** DocuSigned by: [signature]
D3287F0CA988453

For Individual Officer Guarantor-
Officer Guarantor: Frank Walters **(Print Name)**
Signature: DocuSigned by: Frank Walters
41F8A9A1673A4F5

For Corporate Guarantors (or other entities) -
Guarantor: ____________________
By: ____________________
Print Name of Signer: ____________________
Its: ____________________ **(Official Position)**

DS FW Initial Here DS [initials] Initial Here

AUTHORIZATION AGREEMENT FOR AUTOMATED CLEARING HOUSE TRANSACTIONS

[SHARING SERVICES INC.] ("Seller") hereby authorizes eMerchant Advance LLC ("Buyer") to present automated clearing house (ACH) debits to the following checking account in the amount of fees and other payments due to Buyer from Seller under the terms of that Agreement for the Purchase and Sale of Future Receipts (the "Agreement") entered into between Seller and Buyer, as it may be amended, supplemented or replaced from time to time. Seller also authorizes Buyer to initiate additional entries (debits and credits) to correct any erroneous transfers. In addition, if an Event of Default (as defined in the Agreement) occurs, Seller authorizes Buyer to debit any and all accounts controlled by Seller or controlled by any entity with the same Federal Tax Identification Number as Seller up to the total amount, including but not limited to, all fees and charges, due to Buyer from Seller under the terms of the Agreement.

Seller agrees to be bound by the Rules and Operating Guidelines of NACHA and represents and warrants that the designated account is established and used primarily for commercial/business purposes, and not for consumer, family or household purposes. Seller authorizes Buyer to contact Seller's financial institution to obtain available funds information and/or to verify any information Seller has provided about the designated checking account and to correct any missing, erroneous or out-of-date information. Seller understands and agrees that any revocation or attempted revocation of this Authorization will constitute an event of default under the Agreement for the Purchase and Sale of Future Receipts. In the event that Seller closes the designated checking account, or the designated checking account has insufficient funds for any ACH transaction under this Authorization, Seller authorizes Buyer to contact Seller's financial institution and obtain information (including account number, routing number and available balance) concerning any other deposit account(s) maintained by Seller with Seller's financial institution, and to initiate ACH transactions under this Authorization to such additional account(s). To the extent necessary, Seller grants Buyer a limited Power of Attorney to take action in Seller's name to facilitate this authorization.

Transfer Funds To/From:

Name of Bank: WELLS FARGO BANK

ABA Transit/Routing #: 111900659

Checking Account #: 5616228556

This authorization is to remain in full force and effect until Buyer has received all amounts due or that may become due to Buyer under the Agreement.

Seller Information:

Seller's Name: SHARING SERVICES INC.

Signature of Authorized Representative 1: DocuSigned by: Frank Walters 41F8A9A1673A4F5

Print Name: Frank Walters

Title: CFO

Seller's Tax ID: 30-0869786

Date: 11/30/2018 9:14:18 AM PST

Signature of Authorized Representative 2: DocuSigned by: [signature] D3257F0CAB8B453

Print Name: John Thatch

Title: CEO

[Voided Check is Required]

HC# 4852-1274-1738

DS FW Initial Here

DS [initials] Initial Here

eMerchant Advance LLC

ADDENDUM TO MERCHANT AGREEMENT

In association with the eMerchant Advance LLC Merchant Agreement **#11466** dated **November 27, 2018** and all future agreements, I/we, **Frank Walters & John Thatch**, a principal of **SHARING SERVICES INC. DBA ELEPRENEURS - ELEVACITY** located at **1700 COIT RD, PLANO, TX 75075** do hereby attest and agree to the following terms and conditions:

- I represent that in the event if there are any ACH debit rejections from the **Wells Fargo** account **#5616228556**, eMerchant Advance LLC has the authorization to ACH debit the secondary bank account with **Wells Fargo #5616228564** or third bank account with **Wells Fargo #5616228580.**

I hereby represent this statement to be true and accurate:

AGREED AND ACKNOWLEDGED:

DocuSigned by:
Signature: Frank Walters ______________ **Date:** 11/30/2018 9:14:18 AM PST
41F8A9A1673A4F5 **Guarantor**

Print Name: Frank Walters

DocuSigned by:
Signature: [signature] ______________ **Date:** 11/30/2018 9:17:47 AM PST
D3287E0CA8B84 **Guarantor**

Print Name: JOHN THATCH